AGREEMENT
                                       AND
                                 PLAN OF MERGER
                                       AND
                                 REORGANIZATION
                                     BETWEEN
                               DMA RADTECH., Inc.
                                       AND
                            ADVANCED KNOWLEDGE, INC.


                           Dated: As of June 30, 1998

               AGREEMENT made as of this 30th day of June, 1998, between ADVANCED KNOWLEDGE, INC. ("AKI"), a Delaware corporation with an address at 17337 Ventura Blvd, Suite 224, Encino, CA 91316, DMA RADTECH., INC., a Delaware corporation with an address at c/o Richard J.L. Herson, 270 Rocky Run Road, Glen Gardner, NJ 08826 ("DMA"), and ELECTRO-KINETIC SYSTEMS, INC., a Pennsylvania corporation with an address at c/o Richard J.L. Herson, 270 Rocky Run Road, Glen Gardner, NJ 08826 ("EKSI"), DMA's sole stockholder.

                                   WITNESSETH:

               WHEREAS, DMA is currently inactive with no operations; and

               WHEREAS, EKSI owns certain proprietary know-how and work product in an area of interest to AKI; and

               WHEREAS, the Boards of Directors of each of AKI and DMA have determined that it is in the best interest of each corporation and its respective stockholder to consummate a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, in the form of a merger in the manner set forth herein.

               NOW, THEREFORE, in consideration of the mutual agreements, covenants and representations and warranties hereinafter set forth, the aforementioned parties hereby agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF STOCK

               NOW, THEREFORE, it is agreed as follows:

               1.1 The Merger. AKI as of the Effective Date (as defined below) shall be and hereby is merged pursuant to Section 251 of the Delaware General Corporation Laws ("DGCL") into DMA (the "Merger"). DMA shall be the surviving corporation and it shall continue and shall be deemed to continue for all purposes whatsoever after the Merger with and into itself of AKI. DMA, as it shall exist as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."

               1.2 The Effective Date. The Merger shall become effective when this Agreement has been adopted by DMA, AKI and their respective shareholders and appropriate documentation has been prepared and filed in accordance with the laws of the State Delaware. For operational, accounting and bookkeeping purposes, the time when the Merger shall become effective is referred to herein as the "Effective Date" which shall be the date fixed in accordance with the laws of, and the documentation filed with, the State of Delaware.

               1.3 Corporate Governance of Surviving Corporation. After the Effective Date, the Surviving Corporation's name shall be changed to "Advanced Knowledge, Inc." The present Certificate of
               Incorporation of DMA shall continue to be the Certificate of Incorporation of the Surviving Corporation. The present By-Laws of AKI shall become the By-Laws of the Surviving Corporation and the existing By-Laws of DMA shall no longer be in effect. The directors and officers of DMA immediately prior to the Effective Date shall resign and the sole officer and director of AKI shall be the sole director and officer of the Surviving Corporation upon the Effective Date.

               1.4 Issuance of Stock. All shares of stock of AKI which are outstanding immediately prior to the Effective Date shall be exchanged for 2,700,000 newly issued DMA shares of Common Stock (the "Shares").

               1.5 Further Documentation. From time to time as and when requested by the Surviving Corporation or their successors or assigns, EKSI, AKI, DMA and their proper (or former in the case of AKI and DMA) officers and directors, shall execute and deliver, or cause to be executed and delivered, all deeds and other instruments and shall take or cause to be taken all such other and further actions as the Surviving Corporation may deem necessary or appropriate in order to more fully vest in the Surviving Corporation title to and possession of all of the rights, privileges, powers, immunities, purposes and franchises of AKI and to carry-out the intent and purposes of this Agreement.

               1.6 Closing. Concurrently with the filing of the Certificate of Merger the parties shall execute and deliver to and among themselves the Closing Documents (as hereinafter defined) at a closing (the "Closing") to occur July 15, 1998 the Closing Date. The term "Closing Documents" means the agreements, instruments and documents which are contemplated by this Agreement to be executed and delivered by the parties on the Closing Date.

               1.7 Payments by AKI. AKI agrees that upon execution of this Agreement it will pay EKSI $25,000 as payment for the proprietary know-how and work product of DMA.


               1.8 Additional Payment and Escrow. At the Closing, an additional $25,000 for the payment of expenses of EKSI's obligations as contained in Article VI(k) and Article VIII will be delivered to Seller's counsel, Heller, Horowitz & Feit, P.C. ("Escrow Agent"), to be held in escrow pending the Securities and Exchange Commission declaring effective a Form 10 for the Surviving Corporation. In the event such Form is not declared effective within six months after the date hereof, the current shareholder of AKI shall have the option for six months to return the Shares to EKSI and the Escrow Agent shall thereupon return the escrowed funds to the current shareholder of AKI. In the event that after twelve months of the date hereof the escrowed funds have not been delivered pursuant hereto and the current shareholder of AKI has not exercised his option to return the Shares, EKSI shall then have the option, for 90 days, to repurchase the Shares for the amount of the escrowed funds, whereupon the Escrow Agent shall deliver the escrowed funds to the current shareholder of AKI.

               The Escrow Agent shall be entitled to rely upon the authenticity of any signature and the genuineness and/or validity of any writing received by it pursuant to or otherwise relating to this Agreement.

               If any dispute shall arise among the parties with respect to the escrowed funds, the Escrow Agent may (a) commence an interpleader or similar action permitted to stakeholders in the court of the State of New York and deposit the escrowed funds in to the court where such action has been commenced, or (b) whether or not such dispute involved litigation, retain the escrowed funds pending either a settlement of such dispute or final determination of the rights of the respective parties thereto.

               The Escrow Agent shall not be liable to anyone whatsoever by reason of, and each party hereto agrees, jointly and severally, to indemnify it for, and hold it harmless as to, any Loss (as defined below), incurred by it in connection with any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which it may do or refrain from doing in connection herewith unless caused by or arising out of its own gross negligence or willful misconduct.

               The Escrow Agent's duties and obligations are purely ministerial in nature and nothing herein shall be construed to give rise to any fiduciary obligations on its part.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF EKSI

               EKSI hereby represents, covenants and warrants to AKI that except as contemplated by this Agreement or any agreement related or disclosed to AKI in writing or in any schedule or exhibit hereto:

               2.1 Corporate Organization, etc. EKSI is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. DMA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as and to the extent now conducted, and is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the conduct or nature of its business, makes such qualification, licensing or admission necessary. The copies of the Certificate of Incorporation and By-Laws heretofore delivered to AKI are complete and correct copies of such instruments as currently in effect.

               2.2 Authorized and Outstanding Shares. DMA's authorized capital stock consists of 1,000 shares of Common Stock, no par value, all of which are issued and outstanding and owned by EKSI. All of such shares are duly authorized, validly issued, fully paid and non-assessable. The delivery of a certificate or certificates at the Closing representing the Shares will transfer to AKI good and valid title to the Shares. Except for DMA's shares owned by EKSI, no other equity securities, or securities convertible into or exchangeable for equity securities, of DMA, are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, restrictions, contracts, calls, demands, understandings, obligations (contingent or otherwise) or commitments of any character relating to any equity interest in DMA other than this Agreement. DMA does not have, nor has it ever had, any subsidiaries.

               2.3 Title to Shares. Upon issuance, AKI will own, beneficially and of record, the Shares free and clear of all liens, charges, claims, restrictions, pledges and encumbrances of any kind or nature whatsoever,

               2.4 Authorization, etc. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary action on the part of each of EKSI and DMA and constitutes a legal, valid and binding obligation of each of EKSI and DMA, enforceable in accordance with its terms, except that:

               (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and

               (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. Other than the need to comply with the federal securities laws and California Blue Sky laws, the execution, delivery and performance of this Agreement does not violate or conflict with any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to EKSI or DMA.

               2.5 Good Standing Under Securities Laws. (a) Neither EKSI nor DMA is in violation of the applicable provisions of the Securities Exchange Act or the rules and regulations thereunder.

               (b) There is no currently pending or threatened material, complaint, inquiry, investigation, or disciplinary proceeding undertaken by the SEC or any states concerning DMA or EKSI, or any of its officers or directors, nor has DMA or EKSI operated its business in a manner which would give rise to the foregoing.

               (c) DMA is not an "investment company" or an "investment advisor" as those terms are defined in the Investment Company Act of 1940 or the Investment Advisors Act of 1940 (collectively, the "1940 Acts"), respectively, nor is DMA registered as an "investment company" or an "investment advisor" as those terms are defined in the 1940 Acts.

               2.6 Compliance with Law. DMA has operated in accordance with all applicable laws, regulations and other requirements, of all national governmental and quasi-governmental authorities, and of all states, jurisdictions, municipalities and other political subdivisions and agencies thereof, having jurisdiction over it, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, currency exchange, equal opportunity, health, occupational safety, pension and securities matters, except for violations which could not reasonably be expected to have a material adverse effect on its business, assets or properties. DMA has not received during the last twelve (12) months any notification of any asserted present or past failure to comply with such laws, rules, or regulations. There are no orders of any governmental or regulatory authority outstanding against DMA.

               2.7 No Undisclosed Liabilities, etc. DMA has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise), except that the liabilities listed on Schedule 2.7 were transferred to, and assumed by, EKSI.


               2.8 Consents and Approvals. Other than the need to comply with federal securities laws, Delaware corporate law (which will be satisfied by filing a Certificate of Merger in the form of Exhibit A hereto) and California Blue Sky laws, no consent of any person, governmental authority or agency (federal, state or local) or any regulatory or membership organization is necessary to the consummation of the transactions contemplated hereby. The execution and delivery by EKSI and DMA of this Agreement does not, and the performance by EKSI and DMA of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

               (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of their respective articles of incorporation or by-laws (or other comparable corporate charter documents); or

               (b) conflict with or result in a violation or breach of any term or provision of any law or order applicable to EKSI or DMA or any of their respective assets or properties.

               2.9 Litigation. There is no action, suit, proceedings or, to its knowledge, investigation pending or, to the knowledge of either EKSI or DMA, threatened against, relating to or affecting EKSI or DMA or any of their respective assets and properties by or before any court or governmental or other regulatory or administrative agency, or commission or membership body nor is there any arbitration proceeding pending or threatened against or involving DMA, or which questions or challenges the validity of this Agreement or any action taken or to be taken by EKSI, DMA or AKI pursuant to this Agreement or in connection with the transactions contemplated hereby; and DMA does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

               2.10 Contracts. DMA is not a party to any other contracts or agreements.

               2.11 Books and Records. The minute books and other similar records of DMA as made available to AKI prior to the execution of this Agreement contain a true and complete record, in all material respects, of all available and recorded action taken at all meetings and by written consents in lieu of meetings of the stockholders, the boards of directors and committees of the board of directors of DMA. The stock transfer ledgers and other similar records of DMA as made available to AKI prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of DMA.

               Section 2.12 Financial Statements. Prior to the execution of this Agreement, EKSI has delivered to AKI true and complete copies of the following financial statements:


               (a) the unaudited balance sheets of DMA as of December 31, 1995, 1996 and 1997, and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for each of the fiscal years then ended; and

               (b) the unaudited balance sheets of DMA as of March 31, 1998 and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the portion of the fiscal year then ended.

               All such financial statements (i) were prepared in accordance with GAAP, (ii) fairly present the financial condition and results of operations of DMA as of the respective dates thereof and for the respective periods covered thereby, and (iii) were compiled from the books and records of DMA regularly maintained by management and used to prepare the financial statements of DMA in accordance with the principles stated therein. DMA has maintained its respective books and records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP.

               Section 2.13 Absence of Changes. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing, since March 31, 1998 there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the business or condition of DMA.

               Section 2.14 Licenses. Prior to the execution of this Agreement, EKSI has delivered to AKI true and complete copies of all licenses and pending licenses ("Licenses") held by DMA. DMA owns or validly holds all Licenses that are material, individually or in the aggregate, to its business or operations. Each License is valid, binding and in full force and effect, and DMA is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License.

               Section 2.15 Insurance. DMA has no insurance policies in place nor is it covered by any policies owned by EKSI.

               Section 2.16 Affiliate Transactions. Except as disclosed in writing to AKI, (i) there are no intercompany liabilities between DMA, on the one hand, and EKSI, any officer, director or affiliate of EKSI, on the other, (ii) neither EKSI nor any such officer, director or affiliate provides or causes to be provided any assets, services or facilities to DMA, (iii) DMA does not provide or cause to be provided any assets, services or facilities to EKSI or any such officer, director or affiliate and
               (iv) DMA does not beneficially own, directly or indirectly, any investment assets issued by EKSI or any such officer, director or affiliate.

               Section 2.17 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by EKSI directly with AKI without the intervention of any person on behalf of EKSI in such manner as to give rise to any valid claim by any person against AKI or, DMA for a finder's fee, brokerage commission or similar payment.

               Section 2.18 Taxes. DMA has filed all tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes payable by DMA to the extent the same have become due and payable and before they have become delinquent. EKSI knows of no proposed material tax assessment against DMA and in the opinion of the EKSI all tax liabilities are adequately provided for on the books of DMA.

               Section 2.19 Disclosure. All material facts relating to the business or condition of DMA have been disclosed in writing to AKI in or in connection with this Agreement. No representation or warranty contained in this Agreement, and no statement contained in any certificate, list or other writing furnished to AKI pursuant to any provision of this Agreement (including without limitation the Financial Statements), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF AKI

               3.1 Corporate Organization, etc. AKI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as and to the extent now conducted, and is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the conduct or nature of its business, makes such qualification, licensing or admission necessary. The copies of the Certificate of Incorporation and By-Laws heretofore delivered to DMA are complete and correct copies of such instruments as currently in effect.

               3.2 Authorized and Outstanding Shares. AKI's authorized capital stock consists of 25,000,000 shares of Common Stock, $.0001 par value, of which 100 shares are issued and outstanding and owned by a single stockholder. All of such shares are duly authorized, validly issued, fully paid and non-assessable. Except for such shares, no other equity securities, or securities convertible into or exchangeable for equity securities, of AKI, are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, restrictions, contracts, calls, demands, understandings, obligations (contingent or otherwise) or commitments of any character relating to any equity interest in AKI other than this Agreement. AKI does not have, nor has it ever had, any subsidiaries.

               3.3 Authorization, etc. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary action on the part of AKI and constitutes a legal, valid and binding obligation of AKI, enforceable in accordance with its terms, except that:

               (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and

               (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. The execution, delivery and performance of this Agreement does not violate or conflict with any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to AKI.

               3.4 Compliance with Law. AKI has operated in accordance with all applicable laws, regulations and other requirements, of all national governmental and quasi-governmental authorities, and of all states, jurisdictions, municipalities and other political subdivisions and agencies thereof, having jurisdiction over it, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, currency exchange, equal opportunity, health, occupational safety, pension and securities matters, except for violations which could not reasonably be expected to have a material adverse effect on its business, assets or properties. AKI has not received any notification of any asserted present or past failure to comply with such laws, rules, or regulations. There are no orders of any governmental or regulatory authority outstanding against AKI.

               3.5 No Undisclosed Liabilities, etc. AKI has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise), except as noted in AKI's financial statements delivered to DMA pursuant to section 3.10.

               3.6 Consents and Approvals. Other than the need to comply with Delaware corporate law (which will be satisfied by filing a Certificate of Merger in the form of Exhibit A hereto) no consent of any person, governmental authority or agency (federal, state or local) or any regulatory or membership organization is necessary to the consummation of the transactions contemplated hereby. The execution and delivery by AKI of this Agreement does not, and the performance by AKI of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

               (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws (or other comparable corporate charter documents) of AKI; or

               (b) conflict with or result in a violation or breach of any term or provision of any law or order applicable to or any of its assets or properties.

               3.7 Litigation. There is no action, suit, proceedings or, to its knowledge, investigation pending or, to its knowledge, threatened against, relating to or affecting AKI or any of its assets and properties by or before any court or governmental or other regulatory or administrative agency, or commission or membership body nor is there any arbitration proceeding pending or threatened against or involving AKI, or which questions or challenges the validity of this Agreement or any action taken or to be taken by EKSI, DMA or AKI pursuant to this Agreement or in connection with the transactions contemplated hereby; and AKI does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

               3.8 Contracts. AKI is not a party to any material contracts or agreements, except as listed on Schedule 3.8 hereto.

               3.9 Books and Records. The minute books and other similar records of AKI as made available to DMA prior to the execution of this Agreement contain a true and complete record, in all material respects, of all available and recorded action taken at all meetings and by written consents in lieu of meetings of the stockholders, the boards of directors and committees of the board of directors of AKI. The stock transfer ledgers and other similar records of AKI as made available to DMA prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of AKI.

               3.10 Financial Statements. Prior to the execution of this Agreement, AKI has delivered to DMA true and complete copies of the unaudited balance sheets of AKI for the period from inception through June 30, 1998 and the related unaudited consolidated statements of operations, stockholders' equity and cash. Such financial statements (i) were prepared in accordance with GAAP,
               (ii) fairly present the financial condition and results of operations of AKI as of the specified date thereof and for the period covered thereby, and (iii) were compiled from the books and records of AKI regularly maintained by management and used to prepare the financial statements of AKI in accordance with the principles stated therein. AKI has maintained its respective books and records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP.

               3.11 Absence of Changes. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing, since the date of its financial statements described above, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the business or condition of AKI.

               3.12 Licenses. Prior to the execution of this Agreement, AKI has delivered to DMA true and complete copies of all licenses and pending licenses ("Licenses") held by AKI. AKI owns or validly holds all Licenses that are material, individually or in the aggregate, to its business or operations. Each License is valid, binding and in full force and effect, and AKI is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License.

               3.13 Insurance. AKI has no insurance policies in place except as listed on Schedule 3.13 hereto.

               3.14 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by AKI directly with EKSI without the intervention of any person on behalf of AKI in such manner as to give rise to any valid claim by any person against EKSI or DMA for a finder's fee, brokerage commission or similar payment.

               3.15 Taxes. AKI has filed all tax returns which are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes payable by AKI to the extent the same have become due and payable and before they have become delinquent. The AKI knows of no proposed material tax assessment against AKI and in the opinion of the AKI all tax liabilities are adequately provided for on the books of AKI.

               3.16 Disclosure. All material facts relating to the business or condition of AKI have been disclosed in writing to DMA in or in connection with this Agreement. No representation or warranty contained in this Agreement, and no statement contained in any certificate, list or other writing furnished to DMA pursuant to any provision of this Agreement (including without limitation the Financial Statements), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

               3.17 The Shares.

               (a) AKI is acquiring the Shares for investment for its own account and not with a view to distribution or resale, and is not holding all or any portion of the Shares for any other person.

               (b) AKI has evaluated and understands the high risks and terms of this transaction and has available to it persons that possess experience and sophistication which are adequate for the evaluation of the merits and risks associated with the Shares.

               (c) Prior to executing this Agreement, AKI has made an independent investigation of DMA and has had available to it all information with respect thereto which it deemed it needed to make an informed decision. EKSI has made available all documents that were requested relating to this investment and has provided written answers to any questions concerning the offering. AKI has not been furnished with or relied upon any representations or other information (whether oral or written) other than as contained in any documents or written answers to questions furnished by EKSI.

               (d) AKI has its principal place of business in the state set forth in its address above.

               (e) AKI understands that, unless the Shares are registered pursuant to an effective Registration Statement, or an exemption from such registration is available, the Shares cannot be sold, transferred, pledged, offered for sale or otherwise transferred during at least the twelve months following the date hereof and that AKI must bear the economic risk of this investment for such period of time. AKI agrees that the Shares subscribed for are subject to the restrictions on transfer described and/or referred to herein and AKI understands that the Surviving Corporation may issue stop transfer orders with its transfer agent to enforce such restrictions.

               (f) AKI is aware that there is presently no market for the resale of the Shares and that no market may exist in the future for such resale. AKI understands that DMA has no operations and has essentially been inactive for at least the last 12 months.

               (g) AKI is neither a member of, affiliated with or employed by a member of the National Association of Securities Dealers, nor is it employed by or affiliated with a broker-dealer registered with the Securities and Exchange Commission or with any state regulatory authority.

                                   ARTICLE IV

               SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

               (a) The representations and warranties contained herein shall not be deemed waived or otherwise affected by any investigations made by the parties hereto except for facts actually known to them on the date hereof. All representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder. The provisions of this Article IV shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the Closing.

               (b) EKSI shall indemnify AKI in respect of, and hold it harmless from and against, any and all Losses (as defined below) suffered, incurred, or sustained by it or to which it becomes subject, resulting from, arising out of or relating to any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of EKSI contained in this Agreement or arising from or relating to any false or misleading statement made or any statement not made contained in any document prepared by it and filed with the Securities and Exchange Commission ("SEC") or any state securities agency or distributed to the stockholders of EKSI.

               (c) AKI shall indemnify the EKSI in respect of, and hold it harmless from and against, any and all Losses suffered, incurred or sustained by it or to which it becomes subject, resulting from, arising out of or relating to any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of AKI contained in this Agreement or arising from or relating to any false or misleading statement made or any statement not made contained in any document prepared by it and filed with the SEC or any state securities agency or distributed to the stockholders of EKSI.

               (d) "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses including without limitation, fees for attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any and all expenses (including without limitation interest, court costs, fees of attorneys, claim, default or assessment).

                                    ARTICLE V
                                    COVENANTS

               5.1 EKSI covenants and agrees with AKI that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, EKSI will comply with all covenants and provisions of this Article V, except to the extent AKI may otherwise consent in writing or as otherwise specifically required hereto:

               (i) Investigation by AKI. EKSI will, and will cause DMA to, (a) provide AKI and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Representatives") with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants to DMA and its assets and properties and books and records, and (b) furnish AKI and such Representatives with all such information and data (including without limitation copies of any contracts, benefit plans and other books and records) concerning the business and operations of DMA as AKI or any of such Representatives reasonably may request in connection with such investigation.

               (ii) Conduct of Business. EKSI will cause DMA to conduct business only in the ordinary course consistent with past practice.

               (iii) Certain Restrictions. Except as required by the terms of this Agreement, EKSI will cause DMA to refrain from:

               (a) amending its articles of incorporation or by-laws (or other comparable corporate charter documents) or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

               (b) authorizing, issuing, selling or otherwise disposing of any shares of capital stock of or any option with respect to DMA, or modifying or amending any right of any holder of outstanding shares of capital stock of or option with respect to DMA;

               (c) declaring, setting aside or paying any dividend or other distribution in respect of the capital stock of DMA, or directly or indirectly redeeming, purchasing or otherwise acquiring any capital stock of or any option with respect to DMA;

               (d) acquiring or disposing of, or incurring any lien on, any assets and properties, other than in the ordinary course of business consistent with past practices;

               (e) (i) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to (A) any contract or (B) any material license or (ii) granting any irrevocable powers or attorney;

               (f) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any license held or used by DMA.

               (g) incurring any indebtedness;

               (h) engaging with any person in any merger or other business combination;

               (i) making capital expenditures;

               (j)  writing  off  or  writing   down  any  of  DMA's  assets  or
               properties; or

               (k) entering into any contract to do or engage in any of the foregoing.

               (iv) Affiliate Transactions. Immediately prior to the Closing, all indebtedness and any other amounts owing under contracts between EKSI, any officer, director or affiliate (other than DMA) of EKSI, on the one hand, and DMA, on the other, will be paid in full or assumed by EKSI and EKSI will terminate and will cause any such officer, director or affiliate to terminate each contract with DMA. Prior to the Closing, DMA will not enter into any contract, and will not engage in any transaction with EKSI or any such officer, director or affiliate.

               (v) Books and Records. On the Closing Date, EKSI will deliver or make available to DMA all of DMA's books and records in its possession and/or control, and if at any time after the Closing EKSI discovers in its possession or under its control any other books and records, it will forthwith deliver such books and records to DMA.

               (vi) Taxes. EKSI will pay all taxes (including interest and penalties), other than taxes imposed on the income of AKI, which may be payable in respect of the execution and delivery of this Agreement or of the sale and delivery of any of the Shares or of any amendment of, or waiver or consent under or with respect to, this Agreement and will hold AKI and all subsequent holders of the Shares harmless against any loss or liability resulting from nonpayment or delay in payment of any such taxes.

               (vii)  Recapitalization.  Prior to the Effective Date, EKSI shall
               (a) cause DMA's Certificate of Incorporation to be amended to increase its authorized common stock to 25,000,000 shares and (b) declare a 300:1 stock split or dividend.

               5.2 AKI covenants and agrees with DMA that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, AKI will comply with all covenants and provisions of this Article V, except to the extent DMA may otherwise consent in writing or as otherwise specifically required hereto:

               (i) Investigation by EKSI and/or DMA. AKI will(a) provide EKSI and/or DMA and their officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Representatives") with full access, upon reasonable prior notice and during normal business hours, to all officers, employees, agents and accountants to AKI and its assets and properties and books and records, and (b) furnish EKSI and/or DMA and such Representatives with all such information and data (including without limitation copies of any contracts, benefit plans and other books and records) concerning the business and operations of AKI as EKSI and/or DMA or any of such Representatives reasonably may request in connection with such investigation.

               (ii) Conduct of Business. AKI will conduct business only in the ordinary course consistent with past practice.

               (iii) Certain Restrictions. AKI will refrain from:

               (a) amending its articles of incorporation or by-laws (or other comparable corporate charter documents) or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

               (b) authorizing, issuing, selling or otherwise disposing of any shares of its capital stock or any option or modifying or amending any right of any holder of its outstanding shares of capital stock or option;

               (c) declaring, setting aside or paying any dividend or other distribution in respect of its capital stock, or directly or indirectly redeeming, purchasing or otherwise acquiring any of its capital stock or any of its options;

               (d) acquiring or disposing of, or incurring any lien on, any assets and properties, other than in the ordinary course of business consistent with past practices;

               (e) (i) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to (A) any contract or (B) any material license or (ii) granting any irrevocable powers or attorney;

               (f) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any license held or used by it.

               (g) incurring any indebtedness;

               (h) engaging with any person in any merger or other business combination;

               (i) making capital expenditures;

               (j) writing off or writing down any of its assets or  properties;
               or

               (k) entering into any contract to do or engage in any of the foregoing.

               (iv) Books and Records. On the Closing Date, AKI will deliver or make available to EKSI all of its books and records in its possession and/or control, and if at any time after the Closing AKI discovers in its possession or under its control any other books and records, it will forthwith deliver such books and records to the Surviving Corporation.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

               The obligations of the parties hereto to be performed under this Agreement at the Closing are subject to the satisfaction of each of the following conditions on or before the Closing unless waived in writing by the party having the benefit of such provision:

               (a) Each of AKI's and EKSI's representations and warranties made herein shall be true and correct in all material respects on the date hereof and at the Closing.

               (b) The current officers and directors of DMA shall resign and appoint Mr. Buddy Young as the sole officer and director.

               (c) EKSI shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by EKSI at or before the Closing.

               (d) There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to either party, and there shall not be pending on the Closing Date any action or proceeding in, before or by any governmental or regulatory authority which could reasonably be expected to result in the issuance of any such order or the enactment, promulgation or deemed applicability to AKI, DMA or EKSI of any such law.

               (e) All consents, approvals and actions of, filings with and notices to any governmental or regulatory authority necessary to permit AKI, DMA and EKSI to perform their obligations under this Agreement and to consummate the transactions contemplated hereby
               (i) shall have been duly obtained, made or given, (ii) shall be in form and substance reasonably satisfactory to AKI, (iii) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (iv) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any governmental or regulatory authority necessary for the consummation of the transaction contemplated by this Agreement shall have occurred.

               (f) All consents (or in lieu thereof waivers) to the performance by AKI and EKSI of their obligations under this Agreement or to the consummation of the transactions contemplated hereby (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to AKI, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect.

               (g) AKI shall have received the opinion of Heller, Horowitz & Feit, P.C., counsel to EKSI and DMA, dated the Closing Date, substantially in the form and to the effect of Exhibit A hereto and EKSI shall have received the opinion of Nida & Maloney, counsel to AKI, dated the Closing Date, substantially in the form and to the effect of Exhibit B hereto.

               (h) All proceedings to be taken on the part of EKSI in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to AKI, and AKI shall have received copies of all such documents and other evidences as AKI may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

               (i) All proceedings to be taken on the part of AKI in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to EKSI, and EKSI shall have received copies of all such documents and other evidences as EKSI may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

               (j) Notwithstanding anything in this Article VI to the contrary, AKI understands and acknowledges that court decisions and Sec no-action letters indicate that transactions of this nature should have a Form 10 (or Form 10SB) (the "Form")filed with the SEC and an Information Statement containing, in large part, the information required by Regulation 14C under the Securities Exchange Act of 1934 (the "Statement") shall be delivered to the Shareholders, and that all references in this Article to consents, approvals, laws, actions, filings, notices or similar concepts shall not mean any references to the requirements of such Form or Statement.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

               7.1 Expenses; etc. AKI agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it and EKSI agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it. Notwithstanding the foregoing, AKI shall pay all transfer taxes and other taxes and fees associated with or arising out of this Agreement.

               7.2 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and received if delivered by hand four (4) days after having been mailed, certified or registered mail, return receipt requested, with postage prepaid:

               (a) If to AKI:

               Mr. Buddy Young
               Advanced  Knowledge,  Inc.
               17337  Ventura Blvd.
               Suite 224, Encino, CA 91316

               with a copy to:

               Kim R.  McDaniel,  Esq.
               Nida & Maloney
               800 Anacapa  Street
               Santa Barbara, California 93101

               (b) If to EKSI, to:

               Richard J.L. Herson
               270 Rocky Run Road
               Glen Gardner, NJ 08826

               with a copy to:

               Irving Rothstein,  Esq.
               Heller, Horowitz & Feit, P.C.
               292 MadisonAvenue
               New York,  New York 10017

               7.3 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by AKI without the prior written consent of EKSI.

               7.4 Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

               7.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               7.6 Headings. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any the meaning or interpretation of this Agreement.

               7.7 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

               7.8 Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

               7.9 Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

               7.10 Public Announcement. At all times at or before the Closing, EKSI and AKI will not issue or make any reports, statements or releases to the public or generally with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld unless counsel for such party determines that a public disclosure is required by law or otherwise advisable to disclose.

               7.11 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its affiliates, and their respective representatives to hold, in strict confidence from any person (other than any such affiliate or representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental or regulatory authorities) or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its affiliates furnished to it by the other party or such other party's representatives in connection with this Agreement or the transactions contemplated hereby.


                                  ARTICLE VIII
                            POST CLOSING OBLIGATIONS

               8.1 The parties hereto agree that following the Closing each shall use its best efforts to quickly cause the Form and the Statement to be filed and/or distributed, as necessary, with AKI preparing the Form and EKSI the Statement.

               8.2 Following effectiveness of the Form and distribution of the Statement, EKSI will promptly distribute, pro rata, as a dividend to its stockholders, all shares that it owns of the Surviving Corporation.

               8.3 The Surviving Corporation will, as promptly as practicable, take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to governmental or regulatory authorities or any other person required to consummate the transactions contemplated hereby.

               8.4 EKSI will cooperate with the Surviving Corporation in connection with the performance of its obligations hereunder.

               8.5 Pending the release of the escrowed funds by the Escrow Agent, the current shareholder of AKI will not sell, pledge, hypothecate or otherwise transfer the Shares.

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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                                ADVANCED KNOWLEDGE, INC.


                                                By: /s/   Buddy Young
                                                   -------------------------
                                                    Name: Buddy Young


                                                ELECTRO-KINETIC SYSTEMS, INC.



                                                By: /s/  Richard J. L. Herson
                                                    -------------------------
                                                    Name: Richard J.L. Herson

                                                DMA RADTECH., INC.


                                                By:   /s/  Richard J. L. Herson
                                                    ---------------------------
                                                   Name: Richard J.L. Herson



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